UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 Third Avenue, 6th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2023, Acacia Research Corporation (the “Company”) entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of Starboard Value LP (together with Starboard Value, LP, “Starboard”), as contemplated by the recapitalization agreement, dated as of October 30, 2022 (the “Recapitalization Agreement”), with Starboard.

Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issuable or issued to Starboard pursuant to or in accordance with Section 1.1 of the Recapitalization Agreement, including the shares to be issued to Starboard in a private rights offering (the “Concurrent Private Rights Offering”) to be conducted concurrently with the Rights Offering (as defined below), within 90 days after a written request made prior to the first anniversary of the Closing Date (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides Starboard with additional rights to require that the Company file a registration statement in other circumstances. The Registration Rights Agreement includes other customary terms.

The Company has agreed to pay certain expenses relating to such registrations, reimburse Starboard for legal fees of up to $25,000 for each registration and indemnify Starboard against certain liabilities.

The above description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On February 14, 2023 the Company issued a press release announcing the commencement of its previously-announced rights offering (the “Rights Offering”) pursuant to a shelf registration statement filed on Form S-3 (No. 333-249984) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which was declared effective November 23, 2020, and the prospectus supplement relating to the Rights Offering filed with the SEC on February 14, 2023 (collectively, the “Prospectus”).

In connection with the Rights Offering, the Company is filing certain ancillary documents as Exhibits 4.1 and 99.1 through 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference to the Registration Statement, of which the Prospectus forms a part. The Company is also filing as Exhibit 5.1 the opinion of Weil, Gotshal & Manges LLP in connection with the distribution of the subscription rights (the “Subscription Rights”) and the shares of Common Stock, issuable upon exercise of such Subscription Rights.

Other Important Information

The Rights Offering will be made pursuant to the prospectus supplement to the Company’s shelf registration statement on Form S-3 (No. 333-249984), filed with the SEC on February 14, 2023.

The information herein and in the press release, including the terms of the Rights Offering and the Concurrent Private Rights Offering, is not complete and is subject to change. The Company reserves the right to amend, extend, terminate or cancel the Rights Offering and/or the Concurrent Private Rights Offering or modify the subscription period of the Rights Offering at any time prior to the close of business (5:00 p.m. Eastern Time) on March 1, 2023 for any reason. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any Subscription Rights or any other securities to be issued in the Rights Offering, Concurrent Private Rights Offering or any related transactions, nor shall there be any offer, solicitation or sale of Subscription Rights or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Copies of the Prospectus will be mailed to all record holders of the Common Stock held as of 5:00 p.m. Eastern time on February 13, 2023 and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting the information agent for the Rights Offering, Broadridge Corporate Issuer Solutions, LLC, at (888) 789-8409.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, including statements about our intention to conduct the Rights Offering and Concurrent Private Rights Offering, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, or incorporated by reference into this communication, are forward-looking statements. Throughout this communication, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, our intention to conduct the Rights Offering and Concurrent Private Rights Offering, acquisition and development activities, financial results of our acquired businesses, intellectual property, or IP, licensing and enforcement activities, other related business activities, the impact of the COVID-19 pandemic, capital expenditures, earnings, litigation, regulatory matters, markets for our services, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this communication. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from those that we are currently expecting, and are subject to numerous factors that present considerable risks and uncertainties, including, without limitation: our ability to consummate the transactions contemplated by the Recapitalization Agreement, including the Rights Offering and Concurrent Private Rights Offering, and the possibility that we may be unable to satisfy the conditions to the closing of the Rights Offering and Concurrent Private Rights Offering or such transactions will not be consummated within the expected time period or at all; our costly acquisitions of and investment in operating businesses and intellectual property; our ability to attract and retain employees and management teams of our operating businesses, the loss of any of whom could materially adversely affect our financial condition, business and results of operations; our relationship with Starboard Value LP and the impact of transactions we have undertaken with respect to its investments in our Company that are intended to simplify our capital structure; the due diligence process we undertake in connection with new acquisitions of operating businesses or intellectual property assets; our acquisition of privately held companies; we may be deemed to be an investment company under the Investment Company Act of 1940, as amended; our outsourcing of a number of services to third-party service providers, which are subject to disruptions, delays, and decrease in our control, which could adversely impact our results of operations; recent U.S. tax legislation; cybersecurity incidents; public health threats such as COVID-19; our expectations related to the use of the net proceeds from the Rights Offering; our ability to implement the use of proceeds as currently expected, and our ability to achieve the anticipated benefits of such use of proceeds; contractual restrictions under the Recapitalization Agreement; and other risks relating to the consummation of the full transactions contemplated by the Recapitalization Agreement, including the Rights Offering and the Concurrent Private Rights Offering, including the risk that any or all of such transactions that have not yet been consummated will not be consummated within the expected time period or at all and the risk that our proceeds from the Rights Offering may be significantly less than the maximum proceeds if our share price does not exceed the subscription price during the subscription period.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. You should not rely on forward-looking statements as predictions of future events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Subscription Rights Certificate.
5.1	Opinion of Weil, Gotshal & Manges LLP.
10.1	Amended and Restated Registration Rights Agreement dated as of February 14, 2023, by and among Acacia Research Corporation and the investors listed on the Schedule of Buyers attached thereto.
23.1	Consent of Weil, Gotshal & Manges LLP (include in Exhibit 5.1).
99.1	Form of Notice to Stockholders Who Are Record Holders.
99.2	Form of Notice to Stockholders Who Are Acting As Nominees.
99.3	Form of Notice to Clients of Stockholders Who Are Acting As Nominees.
99.4	Form of Beneficial Owner Election Form.
99.5	Form of Nominee Holder Certification.
99.6	Press Release dated February 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2023
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel